Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” and to the use of our reports dated (a) March 18, 2009, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) March 20, 2009, with respect to the financial statements of Lincoln National Variable Annuity Account E, in Post-Effective Amendment No. 39 to the Registration Statement (Form N-4 No. 033-26032) pertaining to Lincoln National Variable Annuity Account E, which is incorporated by reference into Post-Effective Amendment No. 42.

                                     /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 2, 2009